UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2023

IDW Media Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34355	26-4831346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 973-438-3385

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.01 per share	IDW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) (1) On March 30, 2023, IDW Media Holdings, Inc.’s (the “Company”) Board of Directors (the “Board”) appointed Davidi Jonas, age 36, to serve as Executive Chairman of the Company. Mr. Jonas previously served as the Company’s Chief Strategy Officer from December 2018 until January 2020. Mr. Davidi Jonas served as Chief Executive Officer, President and Director of Straight Path Communications Inc. (NYSE MKT: STRP) from April 2013 until February 28, 2018 and served as Chairman of the Board of Straight Path Communications Inc. from August 1, 2013 until February 28, 2018. He has served as manager of Straight Path Spectrum from August 2012 until February 28, 2018 and served as Executive Vice President and director of Straight Path IP Group from November 2012 until February 28, 2018.

Davidi Jonas is the son of Howard S. Jonas, the Company’s Chairman and Chairman of the Board. Other than this father / son relationship there is no familial relationship between Davidi Jonas and any director or other executive officer of the Company and no related person transactions to which Davidi Jonas is a party.

The Company and Davidi Jonas are engaged in negotiations regarding his compensation for serving as the Company’s Executive Chairman.

(d) (1) On March 30, 2023, at the Company’s annual meeting of stockholders (the “Meeting”), Davidi Jonas, age 36, was elected as a director to serve until the next annual meeting of the Company’s stockholders.

There are no arrangements or understandings between Davidi Jonas and any other person pursuant to which Davidi Jonas was elected as a member of the Board. Davidi Jonas has not entered into any related person transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Davidi Jonas will not be entitled to receive non-employee director compensation in accordance with the Company’s policy on director compensation as Davidi Jonas is also Executive Chairman (an executive officer position) of the Company.

(2) On March 30, 2023, at the Meeting, David Breau, age 57, was elected as a director to serve until the next annual meeting of the Company’s stockholders. Mr. Breau was also appointed to serve on the Board’s Audit Committee, Compensation Committee, and Corporate Governance & Nominating Committee and was named as Chairman of the Board’s Corporate Governance & Nominating Committee. He was also named the Lead Independent Director.

There are no arrangements or understandings between Mr. Breau and any other person pursuant to which Mr. Breau was elected as a member of the Board. Mr. Breau has not entered into any related person transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Breau will be entitled to receive non-employee director compensation in accordance with the Company’s policy on director compensation. In addition, Mr. Breau was awarded an additional 28,000 restricted shares of the Company’s Class B common stock pursuant to the Company’s 2019 Stock Option and Incentive Plan, as amended and restated, with such shares vesting in full upon grant.

(3) On March 30, 2023, at the Meeting, Jonathan Rand, age 60, was elected as a director to serve until the next annual meeting of the Company’s stockholders. Mr. Rand was also appointed to serve on the Board’s Audit Committee, Compensation Committee and Corporate Governance & Nominating Committee, and as Chairman of the Board’s Audit Committee. He was also determined to qualify as an Audit Committee Financial Expert.

There are no arrangements or understandings between Mr. Rand and any other person pursuant to which Mr. Rand was elected as a member of the Board. Mr. Rand has not entered into any related person transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Rand will be entitled to receive non-employee director compensation in accordance with the Company’s policy on director compensation. In addition, Mr. Rand was awarded an additional 28,000 restricted shares of the Company’s Class B common stock pursuant to the Company’s 2019 Stock Option and Incentive Plan, as amended and restated, with such shares vesting in full upon grant.

(4) On March 30, 2023, at the Meeting, James R. Woody, age 68, was elected as a director to serve until the next annual meeting of the Company’s stockholders. Mr. Woody was also appointed to serve on the Board’s Audit Committee, Compensation Committee and Corporate Governance & Nominating Committee, and as Chairman of the Board’s Compensation Committee.

There are no arrangements or understandings between Mr. Woody and any other person pursuant to which Mr. Woody was elected as a member of the Board. Mr. Woody has not entered into any related person transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Woody will be entitled to receive non-employee director compensation in accordance with the Company’s policy on director compensation. In addition, Mr. Breau was awarded an additional 28,000 restricted shares of the Company’s Class B common stock pursuant to the Company’s 2019 Stock Option and Incentive Plan, as amended and restated, with such shares vesting in full upon grant.

Item 5.07 Submission of Maters to a Vote of Security Holders.

(a)	The Company’s Annual Meeting of Stockholders was held on March 30, 2023 (the “Meeting”).

(b)	(1) A majority of the votes present or represented at the Meeting by the holders of shares entitled to vote on the following matter were voted in connection with the election of each of the Board nominees named in the Proxy Statement of the Company.

The nominees for election to the Board were elected, each for a one-year term, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Vote	% Votes For
Howard S. Jonas	2,333,926	17,055	1,234	342,071	86.63
David Breau	2,268,809	82,223	1,184	342,071	84.21
Davidi Jonas	2,268,096	82,972	1,148	342,071	84.18
Jonathan Rand	2,333,963	17,056	1,197	342,071	86.63
James R. Woody	2,333,977	17,005	1,234	342,071	86.63

(2) A majority of the votes present or represented at the Meeting by the holders of shares entitled to vote on the following matter were voted in connection with the ratification of the appointment of Zwick CPA, PLLC as the Company’s independent registered public accounting firm for the Fiscal Year ending October 31, 2023.

The number of votes cast with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote	% Votes For
2,684,011	8,738	1,537	0	99.62

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDW MEDIA HOLDINGS, INC.

By:	/s/ Allan I. Grafman
Name:	Allan I. Grafman
Title:	Chief Executive Officer

Dated: April 3, 2023

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